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                                                                Exhibit 10(xlvi)

               THIRD AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT

      This Third Amendment to Term Loan and Security Agreement is made the 20th day of March, 1998, to be effective as of February 1, 1998 by and between Chrysalis International Corporation, a Delaware corporation, Chrysalis International Preclinical Services Corporation, a Pennsylvania corporation, Chrysalis DNX Transgenic Sciences Corporation, an Ohio corporation and Chrysalis International Clinical Services Corporation, a Delaware corporation ("Borrower"), and CORESTATES BANK, N.A. (hereinafter referred to as "Bank"), a national banking association (the "Amendment").

                                   BACKGROUND

      Borrower and Bank have previously entered into various agreements, documents and instruments including, without limitation, a Term Loan and Security Agreement dated the 29th day of August, 1997, as amended by a First Amendment to Term Loan and Security Agreement dated the 24th day of September, 1997 and a Second Amendment to Term Loan and Security Agreement dated March 16, 1998 providing for a term loan in the amount of $5,000,000.00 and collateral therefore (the Agreement and all amendments are hereinafter collectively referred to as the "Agreement"). Such financing being evidenced by a Term Note dated August 29, 1997 (the "Note"). Borrower and Bank desire to amend the Agreement and it is the intention of the parties that this Third Amendment to Term Loan and Security Agreement set forth such amendments.

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendment of Agreement; Definition of Terms. This Amendment is intended to amend the Agreement and the Agreement shall be so amended from and after February 1, 1998. This Amendment does not constitute the extinguishment of any debt evidenced by the Note nor does it affect or impair any and all Collateral now or hereafter held by the Bank to secure payment of Borrower's obligations to Bank under the Agreement and the Note. All terms used herein as defined terms shall have the same meanings ascribed to them in the Agreement unless herein provided to the contrary.

2. Amendments to Agreement.

      A. The third sentence of Sections 2.3.1(a)(i) and (ii) of the Agreement are hereby amended to read as follows:

      (i) "At Borrower's option, the applicable rate of interest shall be either the ADJUSTED LIBOR Rate plus 4.25% per annum for interest periods of either 30, 60 or 90 days or (ii) the Prime Rate plus 1.50% per annum such rate options to be effective beginning as of February 1, 1998 and ending December 31, 1998. Commencing January 1, 1999, at the sole discretion of the Bank, interest on the Term Loan and all other Obligations shall be computed at either: (i) the Original Interest Rates as defined in Sections 2.3(a) as set forth in Section 2.3 of the original Term Loan and Security Agreement dated August 29, 1997; or (ii) at the revised

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      Interest Rate set forth in this paragraph; or (iii) at a negotiated
      Interest Rate based on the then current financial condition of the Borrower."

      (ii) Section 2.3.1(b) of the Agreement does not apply for the period beginning as of September 24, 1997 and ending December 31, 1998.

      (iii) Beginning on January 1, 1999, provided no event of default has occurred, and upon written notification to Borrower, Section 2.3.1(b) of the Agreement may become effective again.

      B.    The following amendments will be made to Section 6.1, Financial
            Covenants:

      (i) For the December 31, 1997 reporting period, Section 6.1.2, Consolidated Debt Service Coverage will be waived by the Bank. This covenant will be waived by the Bank through the reporting period of March 31, 1999. For the reporting period of June 30, 1999, the Consolidated Debt Service Coverage Ratio will be 1.35:1. Commencing September 30, 1999 and thereafter the ratio will be 1.5:1.

      (ii) For the December 31, 1997 reporting period, Section 6.1.3, Consolidate Tangible Net Worth will be waived by the Bank. Commencing March 31, 1998, Consolidated Tangible Net Worth shall not be less than $10,000,000. At September 30, 1999, Consolidated Tangible Net Worth shall not be less than $11,000,000. At December 31, 1999 and thereafter, Consolidated Tangible Net Worth shall not be less than $11,500,000.

      (iii) For the March 31, 1998 reporting period and thereafter, Section 6.1.4, Ratio of Consolidated Total Liabilities to Tangible Net Worth will be calculated as follows:

      Consolidated Total Liabilities less the Panlabs Loan (as defined in the Second Amendment to the Term Loan and Security Agreement) to Consolidated Tangible Net Worth (as defined below).

      C. The following amendments will be made to Section 1.1, Definitions, effective March 31, 1998:

      (i) "Consolidated Tangible Net Worth" means with respect to Borrowers and their Consolidated Subsidiaries, at any time (a) the net amount of consolidated shareholders' equity (including capital stock, additional paid-in capital, capital surplus and retained earnings, after deducting treasury stock) which would appear on the consolidated balance sheet of Borrowers and their Consolidated Subsidiaries at such time, prepared in accordance with generally accepted accounting principles consistently applied minus (b) the sum of unamortized debt discount and expense, goodwill, trademarks, trade names, computerized software, patents, deferred charges and other intangible assets of Borrowers and their Consolidated Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied plus
      (c) the Panlabs Loan (as defined in the Second Amendment to the Term Loan and Security Agreement).

3. Certification of No Default. Borrower hereby represents and warrants to the Bank that, as of the date of execution of this Amendment, no event of Default under the Agreement and no event which,


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with the giving of notice or passage of time or both, could become such an Event of Default has occurred.

4. Miscellaneous. Except as modified by the terms hereof, all terms, provisions, and conditions of the Agreement are hereby ratified and confirmed without condition, shall continue in full force and effect, and are hereby incorporated herein by reference. This Amendment and the Agreement shall be deemed as complementing one another and not restricting Bank's rights hereunder or thereunder. If there is any conflict or discrepancy between the provisions of this Amendment and those of the Agreement, the terms and provisions of this Amendment shall control and prevail.

5. Effectiveness of Amendment. Anything to the contrary contained in this Amendment not withstanding, the provisions hereof shall not be effective until this Amendment is: (a) duly executed, sealed, delivered by authorized officers of Borrower to Bank's office in Pennington, New Jersey; and (b) duly signed by an authorized officer of Bank.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Loan and Security Agreement to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Attest:                             CHRYSALIS INTERNATIONAL CORPORATION,
                                    a Delaware corporation

/s/ Kendra Russano                  By /s/ John G. Cooper
-------------------------------        -----------------------------------------
                           Seal
                                    John G. Cooper Sr VP & CFO
                                    --------------------------------------------
                                    print name and title


Attest: CHRYSALIS INTERNATIONAL PRECLINICAL SERVICES CORPORATION, a Pennsylvania corporation

/s/ Kendra Russano                  By /s/ John G. Cooper
-------------------------------        -----------------------------------------
                           Seal
                                    John G. Cooper Sr VP & CFO
                                    --------------------------------------------
                                    print name and title


Attest:                             CHRYSALIS DNX TRANSGENIC SCIENCES
                                    CORPORATION, an Ohio corporation

/s/ Kendra Russano                  By /s/ John G. Cooper
-------------------------------        -----------------------------------------
                           Seal
                                    John G. Cooper Sr VP & CFO
                                    --------------------------------------------
                                    print name and title

                   (SIGNATURES CONTINUED ON THE NEXT PAGE)


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Attest:                             CHRYSALIS INTERNATIONAL CLINICAL
                                    SERVICES, a Delaware corporation

/s/ Kendra Russano                  By /s/ John G. Cooper
-------------------------------        -----------------------------------------
                           Seal
                                    John G. Cooper Sr VP & CFO
                                    --------------------------------------------
                                    print name and title


Attest:                             CORESTATES BANK, N.A.

                                    By /s/ Lauren Franzoni
-------------------------------        -----------------------------------------
                           Seal        Lauren Franzoni, Commercial Banking
                                        Officer


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